SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2010
Layne Christensen Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Pursuant to a Statement of Unanimous Consent, dated April 21, 2010, the Board of Directors of Layne Christensen Company (the “Company”) set goals for certain executive officers of the Company to qualify for a bonus under the Layne Christensen Company Executive Incentive Compensation Plan (the “Plan”) for the fiscal year ending January 31, 2011. Awards under the Plan for the fiscal year ending January 31, 2011, for the CEO, CFO, Executive Vice President of Operations and General Counsel will be based upon the achievement of a specified earnings before income taxes (“EBIT”) goal for the Company on a consolidated basis. Awards under the Plan for the fiscal year ending January 31, 2011 for the executives participating in the Plan that run a particular division or business segment of the Company will be based upon the achievement of an EBIT goal for such executive’s respective division or business segment.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company (Registrant)
Date: April 23, 2010	By	/s/ Jerry W. Fanska
		Name:	Jerry W. Fanska
		Title:	Senior Vice President — Finance